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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - July 3, 2003
                        (Date of Earliest Event Reported)



                       UNIVERSAL AMERICAN FINANCIAL CORP.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

             New York              No. 0-11321               11-2580136
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     (State of Incorporation)     Commission File          (I.R.S. Employer
                                                          Identification No.)


       Six International Drive, Suite 190,
               Rye Brook, New York                             10573
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             (Address of principal                            Zip Code
              executive offices)

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       Registrant's telephone number, including area code: (914) 934-5200

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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.         Description
-----------         -----------

Exhibit 99.1 Press Release of Universal American Financial Corp. dated July 3, 2003



ITEM 9.       REGULATION FD DISCLOSURE.

           On July 3, 2003, Universal American Financial Corp. ("Universal American") announced that effective July 1, 2003, it has agreed with Swiss Re and its newly acquired subsidiary, Guarantee Reserve Life Insurance Company ("Guarantee Reserve"), to acquire Guarantee Reserve's marketing organization (including all rights to do business with its field force), reinsure all future life insurance business and to reinsure a portion of the existing accident and health business. A copy of the press release issued by Universal American is furnished as Exhibit 99.1, and is hereby incorporated by reference.




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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               UNIVERSAL AMERICAN FINANCIAL CORP.


                               By: /s/ Richard A. Barasch
                                   ---------------------------------------------
                                   Name:  Richard A. Barasch
                                   Title: President and Chief Executive Officer




Date:  July 9, 2003


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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
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Exhibit 99.1     Press Release of Universal American Financial Corp. dated
                 July 3, 2003.






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